IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING
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           FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 21, 1999
                                                        ------------------


                     GE CAPITAL MORTGAGE FUNDING CORPORATION
                          (as Depositor with respect to
       REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE3)
                   -------------------------------------------


                     GE Capital Mortgage Funding Corporation
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                      333-68951-01                  52-2134173
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(State or Other Jurisdiction       (Commission                (IRS Employer
     or Incorporation)             File Number)             Identification No.)


Three Executive Campus
Suite W602
Cherry Hill, New Jersey                                          08002
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code               (609) 661-5881
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

ITEM 5.   OTHER EVENTS.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials"). The Computational Materials included in Exhibit 1 were prepared and furnished to the Registrant by Prudential Securities (the "Underwriter"), acting as an underwriter in respect of certain classes of the Registrant's REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE3 (the "Certificates"). Certain classes of the Certificates (the "Offered Certificates") are being offered pursuant to a Prospectus dated September 21, 1999, as supplemented by a related Prospectus Supplement dated September 21, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Services, Inc. ("GECMSI") (file nos. 333-68951-01 and 333-68951) (the
"Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the applicable Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.


Exhibit 1.               Computational (Prudential Securities Incorporated)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GE Capital Mortgage Funding Corporation
                                        ---------------------------------------
                                                       (Registrant)



Date: September 27, 1999                     By        /s/  Syed Ali
      ------------------                          ------------------------
                                                  Name:     Syed Ali
                                                  Title:    Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.              DESCRIPTION                                       PAGE
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     1                   Computational Materials                            5
                         (Prudential Securities Incorporated)